UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
________________

Form  8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)
Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 30, 2008

FLINT TELECOM GROUP, INC.

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(Exact Name of Registrant as Specified in its Charter)

          Nevada                              0-21069                             36-3574355
                                                           (State or other jurisdiction of                       (Commission                       (I.R.S. Employer
                                                          incorporation or organization)                        File Number)                     Identification No.)

718 University Ave., Suite 202 Los Gatos, CA                                                  95032
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(Address of Principal Executive Offices)                                                            (Zip Code)

(408) 399-6120
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(Registrant’s Telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13(c))

ITEM 5.02  DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

Separation of Christopher Knight

On October 30, 2008, Flint Telecom Group, Inc. (the “Company”) let go of Christopher Knight, the Chief Information Officer of the Company, without cause, effective November 1, 2008.  In connection with Mr. Knight’s separation, the Company entered into a Separation Agreement with Mr. Knight (the “Separation Agreement”), effective November 6, 2008.  Under the Separation Agreement, Mr. Knight has agreed to provide such services as may be requested from time to time by the Company until November 30, 2008.  The Separation Agreement provides that Mr. Knight will be paid an aggregate of approximately $124,600 in cash and $550,000 worth of shares of restricted common stock, consisting of:

•	his regular base salary through November 30, 2008, or approximately $20,000;
•	continued residence at the corporate apartment for two additional months (November and December) at the Company’s expense, or approximately $14,600;
•	payment for past wages owed, or approximately $40,000;
•	reimbursement for approved expenses in an amount that has yet to be determined, and which amount shall not exceed $50,000;
•
severance pay in the form of acceleration of a portion of his unvested restricted stock, as follows: 150,000 shares vest as of November 6, 2008, and 212,500 vest quarterly thereafter for a period of 12 months, for a total of 1,000,000 shares of restricted common stock.  The closing price of our common stock on November 6, 2008 was $0.55 per share, and therefore the total fair market value of these shares as of November 6, 2008 was $550,000.

The above summary of the Separation Agreement does not purport to be complete and is qualified in its entirety by reference to the Separation Agreement, a copy of which is filed as Exhibit 99.1 to this Current Report on Form 8-K and incorporated into this Item 5.02 by reference.

ITEM 9.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)           N/A.

                          (b)           N/A.

(c)	N/A

(d)	Exhibits.

Exhibit Number	Description
99.1	Separation Agreement by and among Flint Telecom Group, Inc. and Christopher Knight dated November 6, 2008.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                          FLINT TELECOM GROUP, INC.

Date:   November 10, 2008                                                                   By:  /s/ Vincent Browne
Vincent Browne
Chief Executive Officer